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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2000
                                                           ------------

                          SARATOGA BEVERAGE GROUP, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                      33-62038NY             14-1749554
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)
================================================================================

      1000 American Superior Boulevard, Winter Haven, Florida       33884
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               (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (863) 299-6915
                                                           --------------

                11 Geyser Road, Saratoga Springs, New York 12866
                ------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On May 31, 2000, Saratoga Beverage Group, Inc. ("Saratoga"), NCP-SBG, L.P. and NCP-SBG Recapitalization Corp. (collectively, "North Castle") entered into Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger (the "Amendment"). Pursuant to the Amendment, the parties have agreed to extend the closing period under the Stock Purchase Agreement and Agreement and Plan of Merger to Wednesday, June 21, 2000, provided that North Castle and the rollover shareholders can reach agreement by Wednesday, June 7, 2000 on the restructured post-merger equity of the surviving entity in the merger. In addition, Saratoga and North Castle have agreed to limit North Castle's right to terminate the agreement due to a material adverse change only to events occurring during the period between April 1, 2000 and May 31, 2000. The Amendment is annexed as Exhibit 10.1 hereto and is incorporated herein by reference.

         On June 1, 2000, Saratoga issued the press release (the "Press Release") annexed as Exhibit 99.1 hereto. The Press Release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              10.1 Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger among Saratoga Beverage Group, Inc, NCP-SBG, L.P. and NCP-SBG Recapitalization Corp. dated as of May 31, 2000.

              99.1 Press Release of Saratoga Beverage Group, Inc. dated June 1, 2000.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 5, 2000                  SARATOGA BEVERAGE GROUP, INC.
                                       (Registrant)


                                       By: /s/ Irene Fonzi
                                          --------------------------------------
                                               Irene Fonzi
                                               General Counsel and Secretary

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                                INDEX TO EXHIBITS


Exhibit No.   Description
-----------   -----------

10.1 Amendment No. 1 to Stock Purchase Agreement and Agreement and Plan of Merger among Saratoga Beverage Group, Inc, NCP-SBG, L.P. and NCP-SBG Recapitalization Corp. dated as of May 31, 2000.

99.1          Press Release of Saratoga Beverage Group, Inc. dated June 1, 2000